Exhibit 10.8

SEVENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of December 21, 2012, is made and entered into between and among HomeAmerican Mortgage Corporation, a Colorado corporation (the “Seller”), and U.S. Bank National Association, as administrative agent and representative of itself as a Buyer and the other Buyers (in such capacity, the “Agent”) and as a Buyer (in such capacity, “U.S. Bank”).

RECITALS:

A. The Seller, U.S. Bank, and the Agent are parties to a Master Repurchase Agreement dated as of November 12, 2008, as amended by a First Amendment to Master Repurchase Agreement dated as of October 29, 2009, a Second Amendment to Master Repurchase Agreement dated as of October 21, 2010, a Third Amendment to Master Repurchase Agreement dated as of September 14, 2011, a Fourth Amendment to Master Repurchase Agreement dated as of September 29, 2011, a Fifth Amendment to Master Repurchase Agreement dated as of January 31, 2012, and a Sixth Amendment to Master Repurchase Agreement dated as of September 21, 2012 (as so amended, the “Repurchase Agreement”).

B. The Seller and the Agent now desire to amend certain provisions of the Repurchase Agreement as set forth herein.

AGREEMENT:

In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.

Section 2. Amendment. Schedule BC to the Repurchase Agreement is amended and restated in its entirety as set forth on Exhibit A to this Amendment.

Section 3. Conditions Precedent and Effectiveness. This Amendment shall be effective as of the date first above written, upon the occurrence of the following events:

3.1 delivery to the Agent of this Amendment duly executed by the Seller in a quantity sufficient that the Agent and the Seller may each have a fully executed original;

3.2 delivery to the Agent of a certificate of the corporate secretary of the Seller certifying (a) that the resolutions adopted by the Seller’s board of directors on November 18, 2005, authorizing execution, delivery and performance of the credit facilities, remain in full force and effect and that no further approval of the Seller’s board of directors is required in connection with the execution, delivery, and performance of this Amendment, (b) as to the incumbency of the officers executing this Amendment on behalf of the Seller, and (c) that there has been no change to the Seller’s articles of incorporation or bylaws since copies of the same were delivered to the Agent on or about November 12, 2008; and

3.3 delivery to the Agent of such other documents as it may reasonably request.

Section 4. Miscellaneous.

4.1.	Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions of the Repurchase Agreement and the other Repurchase Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.

4.2.	Seller Representations and Warranties. The Seller hereby represents and warrants that (a) the representations and warranties in Article 15 of the Repurchase Agreement and in the other Repurchase Documents are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.3.	Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.

4.4.	Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement refers to the Repurchase Agreement as amended and modified hereby.

4.5.	Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.6.	Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Buyers, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

4.7.	Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

4.8.	Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.9.	ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO OR THERETO.

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IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first written above.

SELLER AND SERVICER:

HOMEAMERICAN MORTGAGE CORPORATION, as Seller and Servicer

	By:	/s/ John J. Heaney
	Name:	John J. Heaney
	Title:	Senior Vice President and Treasurer
	Date:	December 20, 2012

AGENT AND BUYER:

U.S. BANK NATIONAL ASSOCIATION, as Agent and Buyer

	By:	/s/ Edwin D. Jenkins
	Name:	Edwin D. Jenkins
	Title:	Senior Vice President
	Date:	December 20, 2012

EXHIBIT A TO SEVENTH AMENDMENT TO

MASTER REPURCHASE AGREEMENT

SCHEDULE BC

TO MASTER REPURCHASE AGREEMENT

THE BUYERS’ COMMITTED SUMS

(IN DOLLARS)

Buyer	Committed Sum
U.S. Bank National Association	Through January 31, 2013: $80,000,000 After January 31, 2013: $50,000,000
Maximum Aggregate Commitment	Through January 31, 2013: $80,000,000 After January 31, 2013: $50,000,000